Exhibit 4.2

BERKSHIRE HATHAWAY INC.

OFFICERS’ CERTIFICATE

February 11, 2010

The undersigned, Marc D. Hamburg and Mark R. Vinton, do hereby certify pursuant to the authority granted in the resolutions adopted by the Board of Directors of Berkshire Hathaway Inc. (the “Corporation”) on January 29, 2010, and pursuant to Section 3.01 of that certain Indenture, dated as of February 1, 2010, among the Corporation, Berkshire Hathaway Finance Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Indenture”) that:

1. They are (i) the Senior Vice President and Chief Financial Officer and (ii) the Assistant Secretary, respectively, of the Corporation.

2. As such officers, they are authorized to execute and deliver this Officers’ Certificate on behalf of the Corporation.

3. Attached hereto as Annex A is a true and correct copy of a specimen note representing the Corporation’s 1.400% Senior Notes due 2012 (the “2012 Senior Notes”); attached hereto as Annex B is a true and correct copy of a specimen note representing the Corporation’s 2.125% Senior Notes due 2013 (the “2013 Senior Notes”); attached hereto as Annex C is a true and correct copy of a specimen note representing the Corporation’s 3.200% Senior Notes due 2015 (the “2015 Senior Notes”); attached hereto as Annex D is a true and correct copy of a specimen note representing the Corporation’s Floating Rate Senior Notes due 2011 (the “2011 Floating Rate Notes”); attached hereto as Annex E is a true and correct copy of a specimen note representing the Corporation’s Floating Rate Senior Notes due 2012 (the “2012 Floating Rate Notes”); and attached hereto as Annex F is a true and correct copy of a specimen note representing the Corporation’s Floating Rate Senior Notes due 2013 (the “2013 Floating Rate Notes”).

4. The 2012 Senior Notes, the 2013 Senior Notes, and the 2015 Senior Notes are each a separate series of Securities under the Indenture and are referred to herein collectively as the “Fixed Rate Notes”; and the 2011 Floating Rate Notes, the 2012 Floating Rate Notes and the 2013 Floating Rate Notes are each a separate series of Securities under the Indenture and are referred to herein collectively as the “Floating Rate Notes.” The Fixed Rate Notes and the Floating Rate Notes are collectively referred to as the “Notes.” The forms of Notes attached hereto as Annex A, Annex B, Annex C, Annex D, Annex E and Annex F are incorporated herein by reference.

5. The title of the 2012 Senior Notes shall be the “1.400% Senior Notes due 2012”; the title of the 2013 Senior Notes shall be the “2.125% Senior Notes due 2013”; the title of the 2015 Senior Notes shall be the “3.200% Senior Notes due 2015”; the title of the 2011 Floating Rate Notes shall be the “Floating Rate Senior Notes due 2011”; the title of the 2012 Floating Rate Notes shall be the “Floating Rate Senior Notes due 2012”; and the title of the 2013 Floating Rate Notes shall be the “Floating Rate Senior Notes due 2013”. Each series of Notes will be the Corporation’s unsecured senior obligations, will rank pari passu in right of payment with all of the Corporation’s unsubordinated, unsecured indebtedness and will be senior in right of payment to all of the Corporation’s subordinated indebtedness.

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6. The 2012 Senior Notes shall be issued at the initial offering price of 99.935% of the principal amount; the 2013 Senior Notes shall be issued at the initial offering price of 99.965% of the principal amount; the 2015 Senior Notes shall be issued at the initial offering price of 99.917% of the principal amount; and each of the Floating Rate Notes shall be issued at the initial offering price of 100% of their respective principal amounts.

7. The Corporation will initially issue $600,000,000 aggregate principal amount of 2012 Senior Notes, $1,400,000,000 aggregate principal amount of 2013 Senior Notes, $1,700,000,000 aggregate principal amount of 2015 Senior Notes, $2,000,000,000 aggregate principal amount of 2011 Floating Rate Notes, $1,100,000,000 aggregate principal amount of 2012 Floating Rate Notes, and $1,200,000,000 aggregate principal amount of 2013 Floating Rate Notes. The Corporation may issue additional 2012 Senior Notes, 2013 Senior Notes, 2015 Senior Notes, 2011 Floating Rate Notes, 2012 Floating Rate Notes and/or 2013 Floating Rate Notes from time to time after the date hereof, and such Notes will be treated as part of the respective series of Notes for all purposes under the Indenture.

8. The principal amount of the 2012 Senior Notes will mature on February 10, 2012; the principal amount of the 2013 Senior Notes will mature on February 11, 2013; the principal amount of the 2015 Senior Notes will mature on February 11, 2015; the principal amount of the 2011 Floating Rate Notes will mature on February 10, 2011; the principal amount of the 2012 Floating Rate Notes will mature on February 10, 2012; and the principal amount of the 2013 Floating Rate Notes will mature on February 11, 2013.

9. The Notes are issuable in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

10. Interest on the Fixed Rate Notes will be computed on the basis of a 360 day year of twelve 30-day months. Interest on the Floating Rate Notes will be computed on the basis of a 360 day year of months having the actual number of days of each such month.

11. The 2012 Senior Notes will bear interest from February 11, 2010 at the rate of 1.400% per annum, payable on each February 10 and August 10, commencing August 10, 2010, to the holders of record of the 2012 Senior Notes on the February 1 or August 1, as the case may be, immediately preceding such February 10 or August 10.

12. The 2013 Senior Notes will bear interest from February 11, 2010 at the rate of 2.125% per annum, payable on each February 11 and August 11, commencing August 11, 2010, to the holders of record of the 2013 Senior Notes on the February 1 or August 1, as the case may be, immediately preceding such February 11 or August 11.

13. The 2015 Senior Notes will bear interest from February 11, 2010 at the rate of 3.200% per annum, payable on each February 11 and August 11, commencing August 11, 2010, to the holders of record of the 2015 Senior Notes on the February 1 or August 1, as the case may be, immediately preceding such February 11 or August 11.

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14. The 2011 Floating Rate Notes will bear interest from February 11, 2010 at a rate per annum equal to Three-Month LIBOR (Reuters Page LIBOR01) (“LIBOR”) (as determined quarterly, on the second London business day prior to the applicable Interest Payment Date (except that the initial Interest Determination Date (as defined in the Floating 2011 Notes) will be February 9, 2010) in accordance with the provisions of the 2011 Floating Rate Notes) minus 0.02%, payable to holders of record of the 2011 Floating Rate Notes on each February 10, May 10, August 10 and November 10, commencing May 10, 2010, to the holders of record of the 2011 Floating Rate Notes on the February 1, May 1, August 1 or November 1, as the case may be, immediately preceding such February 10, May 10, August 10 or November 10.

15. The 2012 Floating Rate Notes will bear interest from February 11, 2010 at a rate per annum equal to LIBOR (as determined quarterly, on the second London business day prior to the applicable Interest Payment Date (except that the initial Interest Determination Date (as defined in the 2012 Floating Rate Notes) will be February 9, 2010) in accordance with the provisions of the 2012 Floating Rate Notes) plus 0.18%, payable to holders of record of the 2011 Floating Rate Notes on each February 10, May 10, August 10 and November 10, commencing May 10, 2010, to the holders of record of the 2012 Floating Rate Notes on the February 1, May 1, August 1 or November 1, as the case may be, immediately preceding such February 10, May 10, August 10 or November 10.

16. The 2013 Floating Rate Notes will bear interest from February 11, 2010 at a rate per annum equal to LIBOR (as determined quarterly, on the second London business day prior to the applicable Interest Payment Date (except that the initial Interest Determination Date (as defined in the 2013 Floating Rate Notes) will be February 9, 2010) in accordance with the provisions of the 2013 Floating Rate Notes) plus 0.43%, payable to holders of record of the 2013 Floating Rate Notes on each February 11, May 11, August 11 and November 11, commencing May 11, 2010, to the holders of record of the 2011 Floating Rate Notes on the February 1, May 1, August 1 or November 1, as the case may be, immediately preceding such February 11, May 11, August 11 or November 11.

17. Payment of the principal of and interest on the Notes will be made at the office or agency of the Corporation maintained for that purpose in the City of New York, New York (or, if the Corporation does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Corporation payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

18. The Notes will initially be issued in the form of one or more Global Securities. The Depository Trust Company shall serve as the Depositary for such Global Securities.

19. The Notes shall be defeasible in whole or in part pursuant to the terms of the Indenture, including, without limitation, Section 13.02 and Section 13.03 of the Indenture.

20. The Fixed Rate Notes may be redeemed in whole or in part pursuant to the terms set forth in the forms of Fixed Rate Notes incorporated herein by reference. The Floating Rate Notes are not redeemable.

All capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Indenture.

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IN WITNESS WHEREOF, this Officers’ Certificate has been executed by the undersigned as of date first written above.

/s/ Marc D. Hamburg
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

/s/ Mark R. Vinton
Name: Mark R. Vinton
Title: Assistant Secretary

Annex A

Form of 1.400% Senior Notes due 2012

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

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1.400% Senior Notes due 2012

CUSIP: 084670 AZ1
ISIN: US084670AZ10

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of              Million Dollars ($             ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 10, 2012, and to pay interest thereon from and including February 11, 2010 or from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on February 10 and August 10 in each year, commencing August 10, 2010 (each an “Interest Payment Date”), at the rate of 1.400% per annum (as adjusted, if at all, pursuant to such Indenture, the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Debt Security may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity at a redemption price equal to the greater of (A) 100% of the principal amount to be redeemed or (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the portion of this Debt Security being redeemed, not including any portion of such payments of interest accrued as of the date fixed for redemption, discounted to the date fixed for redemption on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus ten (10) basis points, plus accrued interest on the portion of this Debt Security being redeemed to the date fixed for redemption.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Quotation Agent will select a Comparable Treasury Issue, and the Reference Dealers will provide the Company and the Trustee with the Reference Dealer Quotations. The Company will calculate the Comparable Treasury Price.

“Adjusted Treasury Rate” means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price for the date fixed for redemption, in each case expressed as a percentage of its principal amount.

“Comparable Treasury Issue” means, for any date fixed for redemption, the U.S. Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption, which would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption.

“Comparable Treasury Price” means, for any Comparable Treasury Issue, the price after eliminating the highest and the lowest Reference Dealer Quotations and then calculating the average of the remaining Reference Dealer Quotations; provided, however, that if the Company obtains fewer than three Reference Dealer Quotations, the Company will, when calculating the Comparable Treasury Price, calculate the average of all the Reference Dealer Quotations and not eliminate any such quotations.

“Quotation Agent” means J.P. Morgan Securities Inc. or its successor.

“Reference Dealers” means J.P. Morgan Securities Inc. or its successor and two or more other primary U.S. Government securities dealers in the City of New York appointed by the Company, provided, however, that if J.P. Morgan Securities Inc. or its successor ceases to be a primary U.S. Government securities dealer, the Company will appoint another primary U.S. Government securities dealer as a substitute.

“Reference Dealer Quotations” means, for any Comparable Treasury Issue, the bid and asked prices for such Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by each Reference Dealer to the Company and the Trustee as of 5:00 p.m. (New York Time) on the third business day before the relevant date fixed for redemption, which bid and asked prices for each Reference Dealer shall be averaged by the Company.

“Regular Record Date” means, with respect to any Interest Payment Date, February 1 or August 1, as the case may be, immediately preceding such Interest Payment Date.

The Company may elect to effect a redemption in accordance with these provisions at any time and on any date. However, the Company must give the Holders of this Debt Security notice, as provided in the Indenture, of the redemption not less than 30 days or more than 60 days before the date fixed for redemption. If the Company elects to redeem fewer than the full principal amount of this Debt Security, the Trustee will select the amount to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that the Trustee deems fair and appropriate.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2010	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Mark R. Vinton
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2010 (the “Officers’ Certificate”), together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints _______ as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex B

Form of 2.125% Senior Notes due 2013

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

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2.125% Senior Notes due 2013

CUSIP: 084670 AU2
ISIN: US084670AU23

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of              Million Dollars ($             ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 11, 2013, and to pay interest thereon from and including February 11, 2010 or from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on February 11 and August 11 in each year, commencing August 11, 2010 (each an “Interest Payment Date”), at the rate of 2.125% per annum (as adjusted, if at all, pursuant to such Indenture, the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Debt Security may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity at a redemption price equal to the greater of (A) 100% of the principal amount to be redeemed or (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the portion of this Debt Security being redeemed, not including any portion of such payments of interest accrued as of the date fixed for redemption, discounted to the date fixed for redemption on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus twelve and one-half (12.5) basis points, plus accrued interest on the portion of this Debt Security being redeemed to the date fixed for redemption.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Quotation Agent will select a Comparable Treasury Issue, and the Reference Dealers will provide the Company and the Trustee with the Reference Dealer Quotations. The Company will calculate the Comparable Treasury Price.

“Adjusted Treasury Rate” means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price for the date fixed for redemption, in each case expressed as a percentage of its principal amount.

“Comparable Treasury Issue” means, for any date fixed for redemption, the U.S. Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption, which would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption.

“Comparable Treasury Price” means, for any Comparable Treasury Issue, the price after eliminating the highest and the lowest Reference Dealer Quotations and then calculating the average of the remaining Reference Dealer Quotations; provided, however, that if the Company obtains fewer than three Reference Dealer Quotations, the Company will, when calculating the Comparable Treasury Price, calculate the average of all the Reference Dealer Quotations and not eliminate any such quotations.

“Quotation Agent” means J.P. Morgan Securities Inc. or its successor.

“Reference Dealers” means J.P. Morgan Securities Inc. or its successor and two or more other primary U.S. Government securities dealers in the City of New York appointed by the Company, provided, however, that if J.P. Morgan Securities Inc. or its successor ceases to be a primary U.S. Government securities dealer, the Company will appoint another primary U.S. Government securities dealer as a substitute.

“Reference Dealer Quotations” means, for any Comparable Treasury Issue, the bid and asked prices for such Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by each Reference Dealer to the Company and the Trustee as of 5:00 p.m. (New York Time) on the third business day before the relevant date fixed for redemption, which bid and asked prices for each Reference Dealer shall be averaged by the Company.

“Regular Record Date” means, with respect to any Interest Payment Date, February 1 or August 1, as the case may be, immediately preceding such Interest Payment Date.

The Company may elect to effect a redemption in accordance with these provisions at any time and on any date. However, the Company must give the Holders of this Debt Security notice, as provided in the Indenture, of the redemption not less than 30 days or more than 60 days before the date fixed for redemption. If the Company elects to redeem fewer than the full principal amount of this Debt Security, the Trustee will select the amount to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that the Trustee deems fair and appropriate.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2010	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Mark R. Vinton
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2010 (the “Officers’ Certificate”), together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints _______ as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex C

Form of 3.200% Senior Notes due 2015

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

3.200% Senior Notes due 2015

CUSIP: 084670 AV0
ISIN: US084670AV06

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of             Million Dollars ($             ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 11, 2015, and to pay interest thereon from and including February 11, 2010 or from and including the most recent Interest Payment Date (as defined below) to which interest has been paid or duly provided for, semi-annually on February 11 and August 11 in each year, commencing August 11, 2010 (each an “Interest Payment Date”), at the rate of 3.200% per annum (as adjusted, if at all, pursuant to such Indenture, the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

This Debt Security may be redeemed, in whole or in part, at the option of the Company, at any time prior to its maturity at a redemption price equal to the greater of (A) 100% of the principal amount to be redeemed or (B) as determined by the Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest on the portion of this Debt Security being redeemed, not including any portion of such payments of interest accrued as of the date fixed for redemption, discounted to the date fixed for redemption on a semi-annual basis assuming a 360-day year consisting of twelve 30-day months, at the Adjusted Treasury Rate plus fifteen (15) basis points, plus accrued interest on the portion of this Debt Security being redeemed to the date fixed for redemption.

In the event of redemption of this Debt Security in part only, a new Debt Security or Debt Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

The Quotation Agent will select a Comparable Treasury Issue, and the Reference Dealers will provide the Company and the Trustee with the Reference Dealer Quotations. The Company will calculate the Comparable Treasury Price.

“Adjusted Treasury Rate” means, for any date fixed for redemption, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue assuming a price for the Comparable Treasury Issue equal to the Comparable Treasury Price for the date fixed for redemption, in each case expressed as a percentage of its principal amount.

“Comparable Treasury Issue” means, for any date fixed for redemption, the U.S. Treasury security selected by the Quotation Agent which has a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption, which would be used in accordance with customary financial practice to price new issues of corporate debt securities with a maturity comparable to the remaining maturity of this Debt Security as of the date fixed for redemption.

“Comparable Treasury Price” means, for any Comparable Treasury Issue, the price after eliminating the highest and the lowest Reference Dealer Quotations and then calculating the average of the remaining Reference Dealer Quotations; provided, however, that if the Company obtains fewer than three Reference Dealer Quotations, the Company will, when calculating the Comparable Treasury Price, calculate the average of all the Reference Dealer Quotations and not eliminate any such quotations.

“Quotation Agent” means J.P. Morgan Securities Inc. or its successor.

“Reference Dealers” means J.P. Morgan Securities Inc. or its successor and two or more other primary U.S. Government securities dealers in the City of New York appointed by the Company, provided, however, that if J.P. Morgan Securities Inc. or its successor ceases to be a primary U.S. Government securities dealer, the Company will appoint another primary U.S. Government securities dealer as a substitute.

“Reference Dealer Quotations” means, for any Comparable Treasury Issue, the bid and asked prices for such Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by each Reference Dealer to the Company and the Trustee as of 5:00 p.m. (New York Time) on the third business day before the relevant date fixed for redemption, which bid and asked prices for each Reference Dealer shall be averaged by the Company.

“Regular Record Date” means, with respect to any Interest Payment Date, February 1 or August 1, as the case may be, immediately preceding such Interest Payment Date.

The Company may elect to effect a redemption in accordance with these provisions at any time and on any date. However, the Company must give the Holders of this Debt Security notice, as provided in the Indenture, of the redemption not less than 30 days or more than 60 days before the date fixed for redemption. If the Company elects to redeem fewer than the full principal amount of this Debt Security, the Trustee will select the amount to be redeemed on a pro rata basis, by lot or by such other method of random selection, if any, that the Trustee deems fair and appropriate.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2010	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Mark R. Vinton
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2010 (the “Officers’ Certificate”), together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints _______ as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex D

Form of Floating Rate Senior Notes due 2011

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

Floating Rate Senior Notes due 2011

CUSIP: 084670 AW8
ISIN: US084670AW88

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of         Million Dollars ($         ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 10, 2011 (the “Stated Maturity Date”), and to pay interest thereon in arrears at a rate per annum equal to 0.230% (the “Initial Interest Rate”) from, and including, February 11, 2010, to, but excluding, May 10, 2010, and thereafter, except as specified herein, at a rate per annum equal to LIBOR (as determined on each Interest Determination Date in accordance with the provisions below under the heading “Determination of LIBOR”) minus 0.020% (the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (as it shall be adjusted on each Interest Payment Date and to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The Company will make payments of such interest quarterly in arrears on February 10, May 10, August 10 and November 10 of each year (each, an “Interest Payment Date”), commencing on May 10, 2010, and on the Stated Maturity Date; provided, however, that if an Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), such Interest Payment Date will be postponed to the next Business Day and interest will accrue to but excluding the date interest is paid. However, if the postponement would cause the day to fall in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day; provided, further, that if the Stated Maturity Date falls on a day that is not a Business Day, payment of principal, premium, if any, and/or interest to be made on the Stated Maturity Date shall be made on the next Business Day with the same force and effect as if made on the Stated Maturity Date (without any interest or other payment in respect of such delay). For purposes of this Note, “Business Day” means any day other than a Saturday, Sunday or other day that, in the Borough of Manhattan, New York City, banking institutions generally are authorized or obligated by law, regulation or executive order to close and provided, further, the day must also be a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on each respective February 1, May 1, August 1 or November 1 immediately preceding such Interest Payment Date, whether or not a Business Day (each such date being referred to herein as a

“Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

The interest payable hereon on each Interest Payment Date or the Stated Maturity Date, as the case may be, will include interest accrued from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including February 11, 2010, as the case may be, to, but excluding, such Interest Payment Date or the Stated Maturity Date, as the case may be (each, an “Interest Period”). Accrued interest on this Debt Security will be calculated by multiplying the outstanding principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period for which accrued interest is being paid. The interest factor for each such day is computed by dividing the Interest Rate applicable to such day by 360. The Interest Rate in effect on any Interest Payment Date will be the Interest Rate as reset in accordance herewith on that date. The Interest Rate applicable to any other day is the Interest Rate as reset on the immediately preceding Interest Payment Date, or if none, the Initial Interest Rate.

This Note will bear interest at the Interest Rate (i.e. LIBOR minus 0.020%) by reference to LIBOR determined in accordance with the provisions set forth below. Commencing with May 10, 2010 and thereafter on each succeeding Interest Payment Date specified above, the rate at which interest on this Note is payable shall be reset as of each such Interest Payment Date; provided, however, that the Interest Rate in effect for the period from, and including, February 11, 2010 to, but excluding, May 10, 2010 (i.e. the first Interest Payment Date) will be the Initial Interest Rate.

Except as set forth in the immediately preceding paragraph, the Interest Rate applicable to an Interest Period commencing on any Interest Payment Date will be determined by reference to LIBOR (determined in accordance with the provisions set forth below) as of the particular “Interest Determination Date” for such period, which will be the second London Business Day preceding the related Interest Payment Date commencing such Interest Period. Notwithstanding the foregoing, the Interest Rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Subject to applicable provisions of law and except as specified herein, the Calculation Agent will, as of each applicable Interest Determination Date, calculate the Interest Rate payable during each applicable Interest Period in accordance with the provisions specified below.

Unless otherwise specified, all percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, (with .000005% rounded up to .00001%), and all U.S. dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward)

Determination of LIBOR. “LIBOR” as of each Interest Determination Date for each applicable Interest Period will be: (i) the rate for deposits in U.S. dollars for a period of three months, commencing on the applicable Interest Payment Date, that appears on the Reuters Screen LIBOR01 Page, or any successor service, at approximately 11:00 a.m., London time, on the applicable Interest Determination Date, or (ii) if no such rate appears, then the calculation agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for a period of three months, commencing on the related Interest Payment Date commencing the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time (the quotations referred to in this clause (ii) shall be referred to as “Offered Quotations”). If at least two Offered Quotations are provided as requested, LIBOR determined by the Calculation Agent on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two Offered Quotations are provided as requested, LIBOR determined by the Calculation Agent on that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York time, on that Interest Determination Date, by three major banks in New York City, as selected by the Calculation Agent after consultation with the Company for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the applicable Interest Payment Date, and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time. If the banks so selected by the Calculation Agent are not quoting as set forth above, LIBOR for the Interest Period to which that Interest Determination Date relates will remain LIBOR for the immediately preceding Interest Period, or, if there was no preceding Interest Period, the rate of interest payable will be the Initial Interest Rate.

The Bank of New York Mellon Trust Company, N.A. will be the Calculation Agent.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2010	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Mark R. Vinton
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2010 (the “Officers’ Certificate”), together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

This Debt Security is not redeemable prior to the Stated Maturity Date.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints _______ as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex E

Form of Floating Rate Senior Notes due 2012

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

Floating Rate Senior Notes due 2012

CUSIP: 084670 AX6
ISIN: US084670AX61

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of         Million Dollars ($         ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 10, 2012 (the “Stated Maturity Date”), and to pay interest thereon in arrears at a rate per annum equal to 0.430% (the “Initial Interest Rate”) from, and including, February 11, 2010, to, but excluding, May 10, 2010, and thereafter, except as specified herein, at a rate per annum equal to LIBOR (as determined on each Interest Determination Date in accordance with the provisions below under the heading “Determination of LIBOR”) plus 0.180% (the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (as it shall be adjusted on each Interest Payment Date and to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The Company will make payments of such interest quarterly in arrears on February 10, May 10, August 10 and November 10 of each year (each, an “Interest Payment Date”), commencing on May 10, 2010, and on the Stated Maturity Date; provided, however, that if an Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), such Interest Payment Date will be postponed to the next Business Day and interest will accrue to but excluding the date interest is paid. However, if the postponement would cause the day to fall in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day; provided, further, that if the Stated Maturity Date falls on a day that is not a Business Day, payment of principal, premium, if any, and/or interest to be made on the Stated Maturity Date shall be made on the next Business Day with the same force and effect as if made on the Stated Maturity Date (without any interest or other payment in respect of such delay). For purposes of this Note, “Business Day” means any day other than a Saturday, Sunday or other day that, in the Borough of Manhattan, New York City, banking institutions generally are authorized or obligated by law, regulation or executive order to close and provided, further, the day must also be a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on each respective February 1, May 1, August 1 or November 1 immediately preceding such Interest Payment Date, whether or not a Business Day (each such date being referred to herein as a

“Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

The interest payable hereon on each Interest Payment Date or the Stated Maturity Date, as the case may be, will include interest accrued from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including February 11, 2010, as the case may be, to, but excluding, such Interest Payment Date or the Stated Maturity Date, as the case may be (each, an “Interest Period”). Accrued interest on this Debt Security will be calculated by multiplying the outstanding principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period for which accrued interest is being paid. The interest factor for each such day is computed by dividing the Interest Rate applicable to such day by 360. The Interest Rate in effect on any Interest Payment Date will be the Interest Rate as reset in accordance herewith on that date. The Interest Rate applicable to any other day is the Interest Rate as reset on the immediately preceding Interest Payment Date, or if none, the Initial Interest Rate.

This Note will bear interest at the Interest Rate (i.e. LIBOR plus 0.180%) by reference to LIBOR determined in accordance with the provisions set forth below. Commencing with May 10, 2010 and thereafter on each succeeding Interest Payment Date specified above, the rate at which interest on this Note is payable shall be reset as of each such Interest Payment Date; provided, however, that the Interest Rate in effect for the period from, and including, February 11, 2010 to, but excluding, May 10, 2010 (i.e. the first Interest Payment Date) will be the Initial Interest Rate.

Except as set forth in the immediately preceding paragraph, the Interest Rate applicable to an Interest Period commencing on any Interest Payment Date will be determined by reference to LIBOR (determined in accordance with the provisions set forth below) as of the particular “Interest Determination Date” for such period, which will be the second London Business Day preceding the related Interest Payment Date commencing such Interest Period. Notwithstanding the foregoing, the Interest Rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Subject to applicable provisions of law and except as specified herein, the Calculation Agent will, as of each applicable Interest Determination Date, calculate the Interest Rate payable during each applicable Interest Period in accordance with the provisions specified below.

Unless otherwise specified, all percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, (with .000005% rounded up to .00001%), and all U.S. dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward)

Determination of LIBOR. “LIBOR” as of each Interest Determination Date for each applicable Interest Period will be: (i) the rate for deposits in U.S. dollars for a period of three months, commencing on the applicable Interest Payment Date, that appears on the Reuters Screen LIBOR01 Page, or any successor service, at approximately 11:00 a.m., London time, on the applicable Interest Determination Date, or (ii) if no such rate appears, then the calculation agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for a period of three months, commencing on the related Interest Payment Date commencing the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time (the quotations referred to in this clause (ii) shall be referred to as “Offered Quotations”). If at least two Offered Quotations are provided as requested, LIBOR determined by the Calculation Agent on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two Offered Quotations are provided as requested, LIBOR determined by the Calculation Agent on that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York time, on that Interest Determination Date, by three major banks in New York City, as selected by the Calculation Agent after consultation with the Company for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the applicable Interest Payment Date, and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time. If the banks so selected by the Calculation Agent are not quoting as set forth above, LIBOR for the Interest Period to which that Interest Determination Date relates will remain LIBOR for the immediately preceding Interest Period, or, if there was no preceding Interest Period, the rate of interest payable will be the Initial Interest Rate.

The Bank of New York Mellon Trust Company, N.A. will be the Calculation Agent.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2010	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Mark R. Vinton
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2010 (the “Officers’ Certificate”), together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

This Debt Security is not redeemable prior to the Stated Maturity Date.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints _______ as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Annex F

Form of Floating Rate Senior Notes due 2013

THIS DEBT SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS DEBT SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS DEBT SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO BERKSHIRE HATHAWAY INC. OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BERKSHIRE HATHAWAY INC.

**************************

Floating Rate Senior Notes due 2013

CUSIP: 084670 AY4
ISIN: US084670AY45

No.	$
(as revised by the Schedule of Increases and Decreases in Global Security attached hereto)

BERKSHIRE HATHAWAY INC., a corporation duly organized and existing under the laws of the State of Delaware (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., the registered Holder hereof, the principal sum of         Million Dollars ($         ) (as revised by the Schedule of Increases and Decreases in Global Security attached hereto) on February 11, 2013 (the “Stated Maturity Date”), and to pay interest thereon in arrears at a rate per annum equal to 0.680% (the “Initial Interest Rate”) from, and including, February 11, 2010, to, but excluding, May 11, 2010, and thereafter, except as specified herein, at a rate per annum equal to LIBOR (as determined on each Interest Determination Date in accordance with the provisions below under the heading “Determination of LIBOR”) plus 0.430% (the “Interest Rate”), until the principal hereof is paid or made available for payment; provided that any principal, and any such installment of interest, which is overdue shall bear interest at the Interest Rate (as it shall be adjusted on each Interest Payment Date and to the extent that the payment of such interest shall be legally enforceable), from the dates such amounts are due until they are paid or made available for payment, and such interest shall be payable on demand. The Company will make payments of such interest quarterly in arrears on February 11, May 11, August 11 and November 11 of each year (each, an “Interest Payment Date”), commencing on May 11, 2010, and on the Stated Maturity Date; provided, however, that if an Interest Payment Date, other than the Stated Maturity Date, would fall on a day that is not a Business Day (as defined below), such Interest Payment Date will be postponed to the next Business Day and interest will accrue to but excluding the date interest is paid. However, if the postponement would cause the day to fall in the next calendar month, such Interest Payment Date shall be the immediately preceding Business Day; provided, further, that if the Stated Maturity Date falls on a day that is not a Business Day, payment of principal, premium, if any, and/or interest to be made on the Stated Maturity Date shall be made on the next Business Day with the same force and effect as if made on the Stated Maturity Date (without any interest or other payment in respect of such delay). For purposes of this Note, “Business Day” means any day other than a Saturday, Sunday or other day that, in the Borough of Manhattan, New York City, banking institutions generally are authorized or obligated by law, regulation or executive order to close and provided, further, the day must also be a London Business Day. “London Business Day” means any day on which dealings in deposits in U.S. Dollars are transacted in the London interbank market. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on each respective February 1, May 1, August 1 or November 1 immediately preceding such Interest Payment Date, whether or not a Business Day (each such date being referred to herein as a

“Regular Record Date”). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Debt Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Debt Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debt Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture.

Payment of the principal of and interest on this Debt Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York (or, if the Company does not maintain such office or agency, at the corporate trust office of the Trustee in the City of New York or if the Trustee does not maintain an office in the City of New York, at the office of a Paying Agent in the City of New York), in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt; provided, however, that at the option of the Company payments of principal or interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

The interest payable hereon on each Interest Payment Date or the Stated Maturity Date, as the case may be, will include interest accrued from, and including, the most recent Interest Payment Date to which interest has been paid or duly provided for, or, if no interest has been paid or duly provided for, from and including February 11, 2010, as the case may be, to, but excluding, such Interest Payment Date or the Stated Maturity Date, as the case may be (each, an “Interest Period”). Accrued interest on this Debt Security will be calculated by multiplying the outstanding principal amount hereof by an accrued interest factor. Such accrued interest factor will be computed by adding the interest factors calculated for each day in the Interest Period for which accrued interest is being paid. The interest factor for each such day is computed by dividing the Interest Rate applicable to such day by 360. The Interest Rate in effect on any Interest Payment Date will be the Interest Rate as reset in accordance herewith on that date. The Interest Rate applicable to any other day is the Interest Rate as reset on the immediately preceding Interest Payment Date, or if none, the Initial Interest Rate.

This Note will bear interest at the Interest Rate (i.e. LIBOR plus 0.430%) by reference to LIBOR determined in accordance with the provisions set forth below. Commencing with May 11, 2010 and thereafter on each succeeding Interest Payment Date specified above, the rate at which interest on this Note is payable shall be reset as of each such Interest Payment Date; provided, however, that the Interest Rate in effect for the period from, and including, February 11, 2010 to, but excluding, May 11, 2010 (i.e. the first Interest Payment Date) will be the Initial Interest Rate.

Except as set forth in the immediately preceding paragraph, the Interest Rate applicable to an Interest Period commencing on any Interest Payment Date will be determined by reference to LIBOR (determined in accordance with the provisions set forth below) as of the particular “Interest Determination Date” for such period, which will be the second London Business Day preceding the related Interest Payment Date commencing such Interest Period. Notwithstanding the foregoing, the Interest Rate hereon shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

Subject to applicable provisions of law and except as specified herein, the Calculation Agent will, as of each applicable Interest Determination Date, calculate the Interest Rate payable during each applicable Interest Period in accordance with the provisions specified below.

Unless otherwise specified, all percentages resulting from any calculation of the rate of interest on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, (with .000005% rounded up to .00001%), and all U.S. dollar amounts used in or resulting from such calculation on this Note will be rounded to the nearest cent (with one-half cent rounded upward)

Determination of LIBOR. “LIBOR” as of each Interest Determination Date for each applicable Interest Period will be: (i) the rate for deposits in U.S. dollars for a period of three months, commencing on the applicable Interest Payment Date, that appears on the Reuters Screen LIBOR01 Page, or any successor service, at approximately 11:00 a.m., London time, on the applicable Interest Determination Date, or (ii) if no such rate appears, then the calculation agent will request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent after consultation with the Company, to provide the Calculation Agent with its offered quotation for deposits in U.S. dollars for a period of three months, commencing on the related Interest Payment Date commencing the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time (the quotations referred to in this clause (ii) shall be referred to as “Offered Quotations”). If at least two Offered Quotations are provided as requested, LIBOR determined by the Calculation Agent on that Interest Determination Date will be the arithmetic mean of those quotations. If fewer than two Offered Quotations are provided as requested, LIBOR determined by the Calculation Agent on that Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York time, on that Interest Determination Date, by three major banks in New York City, as selected by the Calculation Agent after consultation with the Company for loans in U.S. dollars to leading European banks, for a period of three months, commencing on the applicable Interest Payment Date, and in a principal amount that is representative of a single transaction in U.S. dollars in that market at that time. If the banks so selected by the Calculation Agent are not quoting as set forth above, LIBOR for the Interest Period to which that Interest Determination Date relates will remain LIBOR for the immediately preceding Interest Period, or, if there was no preceding Interest Period, the rate of interest payable will be the Initial Interest Rate.

The Bank of New York Mellon Trust Company, N.A. will be the Calculation Agent.

Reference is hereby made to the further provisions of this Debt Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Debt Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: February 11, 2010	BERKSHIRE HATHAWAY INC.

By:
Name: Marc D. Hamburg
Title: Senior Vice President and Chief Financial Officer

Attest:

Name: Mark R. Vinton
Title: Assistant Secretary

[REVERSE OF DEBT SECURITY]

This Debt Security is one of a duly authorized series of notes of the Company (herein called the “Debt Securities”), issued and to be issued in one or more series under an Indenture, dated as of February 1, 2010 (herein called the “Base Indenture”, and as supplemented by the Officers’ Certificate dated February 11, 2010 (the “Officers’ Certificate”), together with the Base Indenture, called the “Indenture”), among the Company, as issuer, Berkshire Hathaway Finance Corporation, and The Bank of New York Mellon Trust Company, N.A., as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered.

This Debt Security does not have the benefit of any sinking fund obligation.

This Debt Security is not redeemable prior to the Stated Maturity Date.

The Indenture contains provisions for defeasance at any time of the entire Indebtedness of this Debt Security or of certain restrictive covenants and Events of Default with respect to this Debt Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to the Debt Securities of this series shall occur and be continuing, the principal of the Debt Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 50% in principal amount of the Debt Securities at the time Outstanding of each series to be affected (voting together as a single class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Debt Securities of each series at the time Outstanding, on behalf of the Holders of all Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

As provided in and subject to the provisions of the Indenture, the Holder of this Debt Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Debt Securities of this series, the Holders of at least 25% in principal amount of the Debt Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity or security reasonably satisfactory to it, and the Trustee shall not have received from the Holders of a majority in principal amount of Debt Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Debt Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Debt Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any interest on this Debt Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Debt Security is registrable in the Security Register, upon surrender of this Debt Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Debt Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or the Holder’s attorney duly authorized in writing, and thereupon one or more new Debt Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Indenture and this Debt Security are governed by the laws of the State of New York, without regard to conflicts of laws provisions thereof.

The Debt Securities of this series are issuable in registered form without coupons in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Debt Securities of this series are exchangeable for a like aggregate principal amount of Debt Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Debt Security for registration of transfer, the Company, the Trustee and any agent thereof may treat the Person in whose name this Debt Security is registered as the owner hereof for all purposes, whether or not this Debt Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

All terms used in this Debt Security which are not defined herein and are defined in the Indenture shall have the meanings assigned to them in the Indenture.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

The following increases or decreases in this Debt Security have been made:

Date of exchange	Amount of decrease in principal amount of this Debt Security	Amount of increase in principal amount of this Debt Security	Principal amount of this Debt Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Debt Security to:

(Insert assignee’s social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints _______ as agent to transfer this Debt Security on the Security Register. The agent may substitute another to act for him or her.

Dated:	Signature:

Signature Guarantee:

(Sign exactly as your name appears on the other side of this Debt Security)

Signatures must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Security Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Security Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.